UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2016 (October 31, 2016)

SUTHERLAND ASSET MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1140 Avenue of the Americas, 7th Floor New York, NY 10036 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 257-4600

ZAIS Financial Corp.
Two Bridge Avenue, Suite 322
Red Bank, NJ 07701-1106
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on October 31, 2016 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of April 6, 2016, as amended as of May 9, 2016 and August 4, 2016 (the “Merger Agreement”), by and among ZAIS Financial Corp., a Maryland corporation (“ZAIS Financial” or the “Company”), ZAIS Financial Partners, L.P., a Delaware limited partnership (“Company Operating Partnership”), ZAIS Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub”), Sutherland Asset Management Corporation, a Maryland corporation (“Sutherland”), and Sutherland Partners, L.P., a Delaware limited partnership (“Sutherland Operating Partnership”), that resulted in (1) Sutherland merging with and into Merger Sub on the Closing Date, with Merger Sub continuing as the surviving entity and a wholly owned subsidiary of the Company (the “Sutherland Merger”), (2) Sutherland Operating Partnership merging with and into Company Operating Partnership on the Closing Date, with Company Operating Partnership continuing as the surviving entity (the “Partnership Merger” and together with the Sutherland Merger, the “Mergers”), (3) the change of name of the Company to “Sutherland Asset Management Corporation” on the Closing Date and (4) the change of name of Company Operating Partnership to “Sutherland Partners, L.P.” on the Closing Date.  On November 1, 2016, the Company began trading on the New York Stock Exchange (“NYSE”) under the ticker symbol “SLD”.

Item 1.01. Entry into a Material Definitive Agreement

Amended and Restated Agreement of Limited Partnership

On the Closing Date and in connection with the consummation of the Mergers, the Company entered into the Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) of the Company Operating Partnership, by and among the Company, as the general partner of the Company Operating Partnership (the “General Partner”), and the limited partners listed in Exhibit A thereto. The Partnership Agreement was entered into to reflect the new names of the Company Operating Partnership and the General Partner and certain other changes related to the consummation of the Partnership Merger.  The Joint Proxy Statement/Prospectus contained in the Registration Statement on Form S-4, Registration No. 333-211251, as amended (the “Joint Proxy Statement/Prospectus”), filed by the Company with the Securities and Exchange Commission (“SEC”), contains a description of the terms of the Partnership Agreement under the caption “Other Agreements—Surviving Partnership Agreement”, which description is incorporated herein by reference.  The Partnership Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Partnership Agreement is not complete and is qualified in its entirety by reference to the full text of the Partnership Agreement.

Amended and Restated Management Agreement

On the Closing Date and in connection with the consummation of the Mergers, the Amended and Restated Management Agreement, dated as of May 9, 2016 (the “Management Agreement”), among the Company, Company Operating Partnership, Merger Sub, Sutherland Asset I, LLC, a Delaware limited liability company, Sutherland Asset II, LLC, a Delaware limited liability company, SAMC REO 2013-01, LLC, a Delaware limited liability company, ZAIS Asset I, LLC, a Delaware limited liability company (“ZAIS Asset I”), ZAIS Asset II, LLC, a Delaware limited liability company (“ZAIS Asset II”), ZAIS Asset III, LLC, a Delaware limited liability company (“ZAIS Asset III”), ZAIS Asset IV, LLC, a Delaware limited liability company (“ZAIS Asset IV”), ZFC Funding, Inc., a Delaware corporation (“ZFC Funding”), ZFC Trust, a Maryland trust (“ZFC Trust”), ZFC Trust TRS I, LLC, a Delaware limited liability company (“ZFC Trust TRS”), and Waterfall Asset Management, LLC, a Delaware limited liability company (“Waterfall”), became effective in accordance with its terms and Waterfall began providing day-to-day management of the combined company’s operations.  The Joint Proxy Statement/Prospectus contains a description of the terms of the Management Agreement under the caption “Other Agreements – Management Agreement and Side Letter”, which description is incorporated herein by reference.  The Management Agreement, previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on May 9, 2016, is incorporated herein by reference. The foregoing description of the Management Agreement is not complete and is qualified in its entirety by reference to the full text of the Management Agreement.

Item 1.02. Termination of a Material Definitive Agreement

Investment Advisory Agreement

On the Closing Date and in connection with the consummation of the Mergers, the Third Amended and Restated Investment Advisory Agreement, dated as of August 11, 2014 (the “Investment Advisory Agreement”), by and among ZAIS Financial, Company Operating Partnership, ZAIS Asset I, ZAIS Asset II, ZAIS Asset III, ZAIS Asset IV and ZAIS REIT Management, LLC (the “Advisor”), was terminated.  The Company’s Proxy Statement on Schedule 14A, filed with the SEC on April 5, 2015 (the “Annual Proxy”), contains a description of the terms of the Investment Advisory Agreement.  See “Certain Relationships and Related Transactions—Investment Advisory Agreement” in the Annual Proxy.  Such information is incorporated herein by reference.  The termination of the Investment Advisory Agreement was effected pursuant to the Termination Agreement, dated as of April 6, 2016 (the “Advisor Termination Agreement”), among ZAIS Financial, Company Operating Partnership, ZAIS Asset I, ZAIS Asset II, ZAIS Asset III, ZAIS Asset IV, ZFC Funding, ZFC Trust, ZFC Trust TRS, the Advisor and Sutherland.  The Advisor Termination Agreement provides for the termination of the Investment Advisory Agreement without any further liability or obligation, effective upon the closing of the Mergers and the payment by ZAIS Financial to Advisor of a termination fee in the amount of $8,000,000.  The Joint Proxy Statement/Prospectus contains a description of the terms of the Advisor Termination Agreement under the caption “Other Agreements – ZAIS Financial Advisor Termination Agreement”, which description is incorporated herein by reference.  The Advisor Termination Agreement, previously filed as Exhibit 10.3 to the Current Report on Form 8-K filed by the Company with the SEC on April 7, 2016, is incorporated herein by reference. The foregoing description of the Advisor Termination Agreement is not complete and is qualified in its entirety by reference to the full text of the Advisor Termination Agreement.

ZAIS License Agreement

On the Closing Date and as the result of the termination of the Investment Advisory Agreement, the license agreement between ZAIS Group, LLC and ZAIS Financial, whereby ZAIS Group, LLC granted ZFC Financial a revocable, non-exclusive, royalty free license to use the “ZAIS” name, was terminated.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note to this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.  On the Closing Date, ZAIS Financial, Merger Sub and Sutherland consummated the Sutherland Merger, pursuant to which Sutherland merged with and into Merger Sub. The Articles of Merger contemplated by the Merger Agreement were filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”), and the Certificate of Merger contemplated by the Merger Agreement was filed with the Secretary of State of Delaware (the “DE SOS”), each with an effective time and date of 5:00 p.m. on the Closing Date (the “Sutherland Merger Effective Time”).

At the Sutherland Merger Effective Time, each issued and outstanding share of Sutherland common stock, par value $0.01 per share (other than shares held by Sutherland or its wholly owned subsidiaries, which shares were automatically retired), was automatically cancelled and retired and converted into the right to receive (upon the proper surrender of the certificate representing such share or the proper surrender of a book-entry share) 0.8356 shares of Company common stock, $0.0001 par value per share.

On the Closing Date, Company Operating Partnership and Sutherland Operating Partnership consummated the Partnership Merger, pursuant to which Sutherland Operating Partnership merged with and into Company Operating Partnership.  The Certificate of Merger contemplated by the Merger Agreement was filed with the DE SOS, with an effective time and date of 4:59 p.m. on the Closing Date (the “Partnership Merger Effective Time”).  The Certificate of Merger provided that the name of the surviving entity in the Partnership Merger is “Sutherland Partners, L.P.”

At the Partnership Merger Effective Time, each issued and outstanding Sutherland Operating Partnership unit was automatically cancelled and retired and converted into the right to receive (upon the proper surrender of the certificate representing such unit) 0.8356 operating partnership units of the Company Operating Partnership, and the Sutherland Operating Partnership special unit held by Sutherland’s investment advisor, Waterfall, was automatically cancelled and retired and converted into the right to receive the Class A special unit of the Company Operating Partnership.

Following the transactions described in the Merger Agreement, approximately 25.9 million shares of common stock of the

Company will be issued in connection with the Mergers to former stockholders of Sutherland, and former Sutherland stockholders and unit holders will own approximately 86% of the diluted common equity of the Company.

To the extent that a Sutherland stockholder or a Sutherland Operating Partnership unit holder would otherwise be entitled to receive a fraction of a share of the common stock of the Company or unit of the Company Operating Partnership, computed on the basis of the aggregate number of shares of Sutherland common stock held by such holder or the aggregate number of Sutherland Operating Partnership units held by such holder, as applicable, such holder shall instead receive a cash payment in lieu of a fractional share or unit in an amount equal to such fraction multiplied by $13.25, the per share closing price on the NYSE of ZAIS Financial common stock on October 28, 2016, the business day immediately preceding the date on which the Sutherland Merger Effective Time occurred.

In addition, immediately prior to the Sutherland Merger Effective Time and as contemplated by the Merger Agreement, all issued and outstanding shares of Sutherland’s 12.5% Series A cumulative preferred stock, par value $0.01 per share, were redeemed for an aggregate amount of $125,000, plus any accrued and unpaid dividends, in cash in accordance with the liquidation preference of such preferred shares, all of which were canceled and retired.

Each of the Merger Agreement, dated as of April 6, 2016, previously filed as Exhibit 2.1 to the Current Report on Form 8-K by the Company with the SEC on April 7, 2016, and Amendment No. 1 to the Merger Agreement, dated as of May 9, 2016, previously filed as Exhibit 2.1 to the Current Report on Form 8-K by the Company with the SEC on May 9, 2016, is incorporated herein by reference. Amendment No. 2 to the Merger Agreement is attached hereto as Exhibit 2.3 and is incorporated herein by reference.  The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 5.01. Changes in Control of Registrant

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference. A copy of the press release announcing the closing of the Mergers is attached hereto as Exhibit 99.1 and is also incorporated herein by reference.  Except as specified in the Merger Agreement, there are no arrangements or understandings among members of either the former or the new control groups and their associates with respect to election of directors or other matters.

As a result of the Mergers, the Management Agreement became effective on the Closing Date and Waterfall began providing day-to-day management of the combined company’s operations.  The information regarding the Management Agreement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02. Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure and Election of Directors

As of the Sutherland Merger Effective Time, in connection with the consummation of the Mergers and as contemplated by the Merger Agreement (and not because of any disagreement with the Company), Christian Zugel, Michael F. Szymanski, Daniel Mudge and Marran Ogilvie resigned as members of the board of directors of the Company, the Company Operating Partnership and any subsidiary thereof, and from all committees of the board of directors of the Company on which such directors served.

As of the Sutherland Merger Effective Time, in connection with the consummation of the Mergers and as contemplated by the Merger Agreement, the number of directors constituting the board of directors of the Company was increased from five to six, and Thomas E. Capasse, Jack J. Ross, Frank P. Filipps, Todd M. Sinai and J. Mitchell Reese were each appointed and duly elected to fill the vacancies created by the resignations and the increase in the size of the board, and Thomas E. Capasse was elected as Chairman of the board of directors.  As contemplated by the Merger Agreement, David L. Holman remained a member of the board of directors of the Company as the ZAIS Financial designee.  The members of the board of directors of the Company are Thomas E. Capasse, Jack J. Ross, Frank P. Filipps, Todd M. Sinai, J. Mitchell Reese and David L. Holman.

Each of Messrs. Filipps, Sinai, Reese and Holman was determined to be an independent director under the New York Stock Exchange’s independence standards. In addition, on the Closing Date, the Board reconstituted the following committees and assigned the directors to serve on each committee as follows:

Audit Committee: Frank P. Filipps (Chair and designated as the audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K under the Securities Act), Todd M. Sinai and J. Mitchell Reese.

Nominating and Corporate Governance Committee: Todd M. Sinai (Chair), Frank P. Filipps and J. Mitchell Reese.

Compensation Committee: J. Mitchell Reese (Chair), Frank P. Filipps and Todd M. Sinai.

The Joint Proxy Statement/Prospectus contains biographical information about the newly appointed directors under the caption “The Mergers – Directors and Executive Officers of the Combined Company after the Mergers.” Such information is incorporated herein by reference.

Appointment of Certain Officers

On the Closing Date, Michael F. Szymanski, Christian Zugel, Donna Blank and Nisha Motani departed as executive officers of the Company.

As of the Sutherland Merger Effective Time, in connection with the consummation of the Mergers and as contemplated by the Merger Agreement, Thomas E. Capasse was appointed as the Company’s Chief Executive Officer, Jack J. Ross was appointed as the Company’s President, Thomas Buttacavoli was appointed as the Company’s Chief Investment Officer, and Frederick C. Herbst was appointed as the Company’s Chief Financial Officer.

The Joint Proxy Statement/Prospectus contains biographical information about the newly appointed officers under the caption “The Mergers – Directors and Executive Officers of the Combined Company after the Mergers” and information regarding related party transactions between Messrs. Capasse, Ross, Buttacavoli and Herbst and the Company under the caption “The Mergers - Interests of Sutherland’s Directors and Executive Officers in the Mergers.” Such information is incorporated herein by reference.

Indemnification Agreements

The Company has entered into indemnification agreements with each new director and executive officer of the Company.  These agreements, among other things, require the Company to indemnify each director and executive officer to the maximum extent permitted by Maryland law, including indemnification of expenses such as attorney's fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of the Company, arising out of the person's service as a director or executive officer.  The form of indemnification agreement for directors and executive officers is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Equity Incentive Plan

The Company has amended its 2013 equity incentive plan solely to change the name of the Company from "ZAIS Financial Corp." to "Sutherland Asset Management Corporation" and make other conforming changes.  Under the plan the Company may provide incentive compensation to attract and retain qualified directors, officers, advisors, consultants and other personnel, including Waterfall and affiliates and personnel of Waterfall and its affiliates, and any joint venture affiliates of the Company.  The Joint Proxy Statement/Prospectus contains a description of the terms of the 2013 equity incentive plan under the caption “The Mergers – Directors and Executive Officers of the Combined Company After the Mergers – 2013 Equity Incentive Plan”, which description is incorporated herein by reference. The 2013 equity incentive plan is attached hereto as Exhibit 10.5, and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws

On the Closing Date, in connection with the consummation of the Mergers and as contemplated by the Merger Agreement, the Company filed an amendment to its charter with the SDAT to effect a change of the name of the Company to “Sutherland Asset Management Corporation”.  The Articles of Amendment are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.06. Amendments to Code of Ethics

The Company has established a code of ethics, which applies to the Company's officers and directors and to Waterfall’s officers, directors and personnel when such individuals are acting for or on behalf of the Company. Among other matters, the Company’s code of ethics is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely and understandable disclosure in SEC reports and other public communications;
•	compliance with applicable governmental laws, rules and regulations;
•	prompt internal reporting of violations of the code to appropriate persons identified in the code of ethics; and
•	accountability for adherence to the code of ethics.

Any waiver of the code of business conduct and ethics for the Company’s officers or directors may be made only by the Company's board of directors or one of its board committees and will be promptly disclosed as required by law or stock exchange regulations.

Item 7.01. Regulation FD Disclosure

On October 31, 2016, the Company issued a press release announcing the consummation of the Mergers. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The audited consolidated financial statements of Sutherland Asset Management Corporation for the years ended December 31, 2015 and 2014 and for the periods October 31, 2013 through December 31, 2013 and January 1, 2013 through September 30, 2013, have been previously filed as part of the Joint Proxy Statement/Prospectus.

As permitted by Item 9.01(a)(4) of Form 8-K, the unaudited financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report must be filed.

(b) Pro forma financial information

As permitted by Item 9.01(a)(4) of Form 8-K, the pro forma financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report must be filed.

(d) Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of April 6, 2016, by and among ZAIS Financial Corp., ZAIS Financial Partners, L.P., ZAIS Merger Sub, LLC, Sutherland Asset Management Corporation and Sutherland Partners, L.P. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed April 7, 2016)

2.2

Amendment No. 1 to the Agreement and Plan of Merger, dated as of May 9, 2016, by and among ZAIS Financial Corp., ZAIS Financial Partners, L.P., ZAIS Merger Sub, LLC, Sutherland Asset Management Corporation and Sutherland Partners, L.P. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed May 9, 2016)

2.3*

Amendment No. 2 to the Agreement and Plan of Merger, dated as of August 4, 2016, by and among ZAIS Financial Corp., ZAIS Financial Partners, L.P., ZAIS Merger Sub, LLC, Sutherland Asset Management Corporation and Sutherland Partners, L.P.

3.1*	Articles of Amendment of ZAIS Financial Corp.
10.1*

Amended and Restated Agreement of Limited Partnership of Sutherland Partners, L.P., dated as of October 31, 2016, by and among Sutherland Asset Management Corporation, as General Partner, and the limited partners listed on Exhibit A thereto

10.2

Amended and Restated Management Agreement, dated as of May 9, 2016, among ZAIS Financial Corp, ZAIS Financial Partners, L.P., ZAIS Merger Sub, LLC, Sutherland Asset I, LLC, Sutherland Asset II, LLC, SAMC REO 2013-01, LLC, ZAIS Asset I, LLC, ZAIS Asset II, LLC, ZAIS Asset III, LLC, ZAIS Asset IV, LLC, ZFC Funding, Inc., ZFC Trust, ZFC Trust TRS I, LLC, and Waterfall Asset Management, LLC (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed May 9, 2016)

10.3

Termination Agreement, dated as of April 6, 2016, among ZAIS Financial Corp., ZAIS Financial Partners, L.P., ZAIS Asset I, LLC, ZAIS Asset II, LLC, ZAIS Asset III, LLC, ZAIS Asset IV, LLC, ZFC Funding, Inc., ZFC Trust, ZFC Trust TRS I, LLC, ZAIS REIT Management, LLC and Sutherland Asset Management Corporation (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed April 7, 2016)

10.4*	Form of Indemnification Agreement for directors and executive officers
10.5*	2013 Equity Incentive Plan
99.1*	Press Release, dated October 31, 2016

*Filed herewith.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTHERLAND ASSET MANAGEMENT CORPORATION

November 4, 2016	By:	/s/ Frederick C. Herbst
		Name:	Frederick C. Herbst
		Title:	Chief Financial Officer

EXHIBIT INDEX

2.1

Agreement and Plan of Merger, dated as of April 6, 2016, by and among ZAIS Financial Corp., ZAIS Financial Partners, L.P., ZAIS Merger Sub, LLC, Sutherland Asset Management Corporation and Sutherland Partners, L.P. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed April 7, 2016)

2.2

Amendment No. 1 to the Agreement and Plan of Merger, dated as of May 9, 2016, by and among ZAIS Financial Corp., ZAIS Financial Partners, L.P., ZAIS Merger Sub, LLC, Sutherland Asset Management Corporation and Sutherland Partners, L.P. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed May 9, 2016)

2.3*

Amendment No. 2 to the Agreement and Plan of Merger, dated as of August 4, 2016, by and among ZAIS Financial Corp., ZAIS Financial Partners, L.P., ZAIS Merger Sub, LLC, Sutherland Asset Management Corporation and Sutherland Partners, L.P.

3.1*	Articles of Amendment of ZAIS Financial Corp.
10.1*

Amended and Restated Agreement of Limited Partnership of Sutherland Partners, L.P., dated as of October 31, 2016, by and among Sutherland Asset Management Corporation, as General Partner, and the limited partners listed on Exhibit A thereto

10.2

Amended and Restated Management Agreement, dated as of May 9, 2016, among ZAIS Financial Corp, ZAIS Financial Partners, L.P., ZAIS Merger Sub, LLC, Sutherland Asset I, LLC, Sutherland Asset II, LLC, SAMC REO 2013-01, LLC, ZAIS Asset I, LLC, ZAIS Asset II, LLC, ZAIS Asset III, LLC, ZAIS Asset IV, LLC, ZFC Funding, Inc., ZFC Trust, ZFC Trust TRS I, LLC, and Waterfall Asset Management, LLC (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed May 9, 2016)

10.3

Termination Agreement, dated as of April 6, 2016, among ZAIS Financial Corp., ZAIS Financial Partners, L.P., ZAIS Asset I, LLC, ZAIS Asset II, LLC, ZAIS Asset III, LLC, ZAIS Asset IV, LLC, ZFC Funding, Inc., ZFC Trust, ZFC Trust TRS I, LLC, ZAIS REIT Management, LLC and Sutherland Asset Management Corporation (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed April 7, 2016)

10.4*	Form of Indemnification Agreement for directors and executive officers
10.5*	2013 Equity Incentive Plan
99.1*	Press Release, dated October 31, 2016

*Filed herewith.